Supply Arrangement	12 Months Ended
Dec. 31, 2014
Organization, Consolidation and Presentation of Financial Statements [Abstract]
Supply Arrangement

8. Supply Arrangement

As of December 31, 2014, the Company has one manufacturing arrangement that involves potential future expenditures related to research and development.

In November 2009, the Company entered into a supply agreement with Johnson Matthey Inc. (JMI) whereby JMI has agreed to supply the Company with all of the KP201, the Company’s NME prodrug of hydrocodone, necessary for clinical trials and commercial sale for a price equal to JMI’s manufacturing cost and to provide process optimization and development services for KP201. The Company’s most advanced product candidate, KP201/APAP, is a combination of KP201 and acetaminophen (APAP) and is under development to treat acute moderate to moderately severe pain. KP201/APAP is designed to provide abuse-deterrent properties, which will be useful to address issues such as opioid abuse. The Company intends to submit an NDA for KP201/APAP in the second half of 2015 under Section 505(b)(2) of the Federal Food, Drug and Cosmetic Act. No expense was recorded under this agreement for the years ended December 31, 2013 and 2014. The Company must purchase all of its U.S. KP201 needs from JMI and JMI cannot supply KP201 to other companies. The term of the supply agreement extends as long as the Company holds a valid and enforceable patent for KP201 or until the tenth anniversary of KP201’s commercial launch, whichever date is later. Upon the expiration of such term, the agreement will automatically renew for a period of two years unless either party provides 12 months prior notice of its intent not to renew. Under the agreement, JMI will receive a tiered-based royalty share on the net sales on the commercial sale of a Federal Drug Administration approved drug incorporating KP201. No reliable estimate of the future payments can be made at this time.